EXHIBIT 32

                                  CERTIFICATION
                      (PURSUANT TO 18 U.S.C. SECTION 1350)



     The undersigned hereby certifies that, to his knowledge, (I) the Form 10-Q filed by First Citizens Bancorporation of South Carolina, Inc. (the "Company") for the quarter ended June 30, 2003, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (II) the information contained in that report fairly presents, in all material respects, the financial condition at June 30, 2003, June 30, 2002 and December 31, 2002, and the results of operations of the Company for the six months and quarters ended June 30, 2003 and June 30, 2002.



Date:  August 13, 2003                         /s/  Jim B. Apple
                                               -----------------
                                               Jim B. Apple
                                               Chief Executive Officer



Date:  August 13, 2003                         /s/  Craig L. Nix
                                               -----------------
                                               Craig L. Nix
                                               Chief Financial Officer


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